UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

100 Overlook Center, Suite 102, Princeton, New Jersey 08540

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (609) 375-2227

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SONN	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 28, 2024, Sonnet BioTherapeutics Holdings, Inc. (the “Company”) received notice from The Nasdaq Stock Market LLC (“Nasdaq”) that a Nasdaq Hearings Panel (the “Panel”) had granted the Company an exception until October 15, 2024 (the “Exception”) to effect a reverse stock split of its common stock, $0.0001 par value per share (“Common Stock”), once approved by the Company’s stockholders, and regain compliance with the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). In the event the Company fails to regain compliance with the Bid Price Requirement by October 15, 2024, its securities will be delisted from Nasdaq. The Exception was granted following the Panel’s review of a questionnaire (the “Expedited Review Questionnaire”) submitted by the Company to Nasdaq on August 19, 2024.

As previously disclosed, on August 5, 2024, the Company received a notice from the Listing Qualifications Staff (the “Staff”) of Nasdaq indicating that, based upon the Company’s non-compliance with the Bid Price Requirement, the Staff had determined to delist the Company’s securities from Nasdaq, subject to the Company’s request for a hearing before the Panel. The Company timely requested a hearing before the Panel. The Panel offered the Company an expedited review process, which required the Company to complete the Expedited Review Questionnaire regarding the Company’s plan to regain compliance with the Bid Price Requirement.

There can be no assurance that effecting a reverse stock split will result in compliance with the Bid Price Requirement and the Company cannot predict the effect that a reverse stock split would have on the market price for shares of its Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONNET BIOTHERAPEUTICS HOLDINGS, INC.

Date: August 30, 2024	By:	/s/ Pankaj Mohan, Ph.D.
	Name:	Pankaj Mohan, Ph.D.
	Title:	Chief Executive Officer